UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2019

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.001 per share	CPST	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Chief Financial Officer

On August 28, 2019, Jayme L. Brooks, Executive Vice President, Chief Financial Officer and principal financial officer of Capstone Turbine Corporation (the “Company”), submitted notice to the Company of her resignation, effective as of the close of business on September 30, 2019. Ms. Brooks’ resignation was a personal decision to pursue other business opportunities and not due to any disagreement with the Company’s management team, operations, financials, policies or procedures. The Company thanks Ms. Brooks for her contributions.

(c) Appointment of Interim Chief Financial Officer

On August 29, 2019, the Board of Directors of the Company appointed Frederick S. Hencken III, the Company’s current Chief Accounting Officer and principal accounting officer, as the Interim Chief Financial Officer, effective as of Ms. Brooks’ departure date. In his capacity as Interim Chief Financial Officer, Mr. Hencken will succeed Ms. Brooks as the principal financial officer of the Company, while maintaining his position as the principal accounting officer of the Company. Mr. Hencken will serve as Interim Chief Financial Officer until a permanent Chief Financial Officer is named.

Mr. Hencken, age 40, has served as the Company’s Chief Accounting Officer since April 2019, and served as the Company’s Controller from October 2017 to April 2019. Prior to joining the Company, Mr. Hencken held various roles in Finance and Accounting with InnoVista Sensors, previously Custom Sensors and Technologies, Inc., a global company specializing in designing and manufacturing sensors, controls, and actuators from 2012 to 2017. While employed at InnoVista Sensors, Mr. Hencken’s various roles included the Director of Financial Planning and Analysis, International Controller, and Director of Finance and Administration, North America. Prior to InnoVista Sensors, Mr. Hencken served as the Manager of Financial Reporting from 2008 to 2011 and Director of Financial Reporting in 2012, for THQ Inc., an independent developer and publisher of games and interactive entertainment software. Prior to THQ Inc., Mr. Hencken was employed by McGladrey, LLP, a provider of assurance, tax, and consulting services, from 2001 to 2008, providing attest services. Mr. Hencken holds a Bachelor of Science degree in Accounting from California State University, Long Beach and is a Certified Public Accountant (active) licensed in California.

There are no arrangements or understandings between Mr. Hencken and any other persons in connection with his appointment, nor are there any family relationships between Mr. Hencken and any of the Company's directors or executive officers. Additionally, there are no transactions involving Mr. Hencken that are required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

(e) Amendment of 2017 Equity Incentive Plan

As reported in Item 5.07 below, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company held on August 29, 2019, the Company’s stockholders approved an amendment to the Company’s 2017 Equity Incentive Plan (as amended, the “Amended Plan”) to increase the number of shares available thereunder by 3,000,000 shares. The Company’s Board of Directors previously approved the Amended Plan, subject to such stockholder approval.

A summary of the material terms of the Amended Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on July 15, 2019. That summary and the above description of the Amended Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

As described in Item 5.02 above, the Company held its Annual Meeting on August 29, 2019 at the offices of Lewitt, Hackman, Shapiro, Marshall & Harlan, 16633 Ventura Boulevard, Eleventh Floor, Encino, CA 91436.  According to the inspector of elections, the stockholders present in person or by proxy represented 59,574,456 shares of common stock (entitled to one vote per share). At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as follows:

Proposal 1: Election of Directors.

Director	Votes For	Votes Withheld	Broker Non-Votes
Holly A. Van Deursen	18,965,026	4,197,217	36,412,213
Paul DeWeese	19,117,178	4,045,065	36,412,213
Robert C. Flexon	19,343,972	3,818,271	36,412,213
Darren R. Jamison	17,898,083	5,264,160	36,412,213
Yon Y. Jorden	19,439,330	3,722,913	36,412,213
Gary J. Mayo	18,590,222	4,572,021	36,412,213
Robert F. Powelson	19,538,015	3,624,228	36,412,213

Each of the individuals listed above was elected as a director of the Company to serve until the next annual meeting or until his or her successor is elected and qualified.

Proposal 2: Approval of an amendment to increase the number of shares available under the Capstone Turbine Corporation 2017 Equity Incentive Plan by 3,000,000.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
14,203,617	8,733,688	224,938	36,412,213

The stockholders voted to approve the amendment to the Capstone Turbine Corporation 2017 Equity Incentive Plan.

Proposal 3: Approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding shares of common stock.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
38,422,659	20,888,193	263,604	N/A

The stockholders voted to approve the reverse stock split of the Company’s outstanding shares of common stock.

Proposal 4: Approval of the NOL Rights Agreement, dated as of May 6, 2019, with Broadridge Financial Solutions, Inc.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
18,060,443	4,000,055	1,101,745	36,412,213

The stockholders voted to approve the NOL Rights Agreement, dated as of May 6, 2019, with Broadridge Financial Solutions, Inc.

Proposal 5: Advisory vote on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
14,840,163	7,315,934	1,006,146	36,412,213

The stockholders voted to approve, on a non-binding advisory vote, the compensation of the Company’s named executive officers.

Proposal 6: Ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020.

Votes For	Votes Against	Votes Abstain
53,237,578	4,968,788	1,368,090

The stockholders voted to ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*Capstone Turbine Corporation 2017 Equity Incentive Plan, as amended (a)

(a)Incorporated by reference to Appendix A to Capstone Turbine Corporation’s Definitive Proxy Statement, filed on July 15, 2019 (File No. 001-15957)

* Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: August 30, 2019	By:	/s/ Jayme L. Brooks
Name: Jayme L. Brooks
Title: Executive Vice President & Chief Financial Officer (Principal Financial Officer)